[FRONT COVER]
PROSPECTUS


EAGLE
GROWTH                            [LOGO]
SHARES, INC.

                 A diversified open-end investment company
                         seeking growth of capital.


                               April 1, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                [BACK COVER]
EAGLE
GROWTH
SHARES, INC.
1200 North Federal Highway
Suite 424
Boca Raton, Florida 33432
(561) 395-2155

       Shareholders may make inquiries regarding the Fund by calling:
        -------------------------------------------------------------
        |                    Shareholder Services                   |
        |                       1-800-525-6201                      |
        -------------------------------------------------------------


 A Statement of Additional Information (dated April 1, 2000) which includes additional information about the Fund, is incorporated in this prospectus by reference.

 The Fund's Statement of Additional Information, annual report and semi-annual report are available, without charge, upon request, by writing to the above address or by calling:

                                1-800-749-9933

 Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

 Information about the Fund including the Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090.

 Reports, material incorporated by reference, the Statement of Additional Information, and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Nos.:  2-34540 & 811-1935

[LOGO]


                 TABLE OF CONTENTS                               PAGE

                 Investments, Risks and Performance.............   2
                 Fees and Expenses of the Fund..................   3
                 Financial Highlights...........................   3
                 Investment Objectives and Principal Strategies.   3
                 Policies and Non Principal Strategies..........   4
                 Principal Risks................................   5
                 Purchase of Shares.............................   6
                 Computation of Net Asset Value.................   6
                 Account Reinstatement Privilege................   8
                 Tax Sheltered Plans............................   8
                 Repurchase and Redemption of Shares............   8
                 Dividends, Capital Gains Distributions,
                    and Taxes...................................   9
                 Management of the Fund.........................  10
                 Performance....................................  10
                 Fund Service Providers.........................  11

INVESTMENTS, RISKS AND PERFORMANCE

OBJECTIVE

  The Fund's investment objective is to achieve growth of capital.


PRINCIPAL STRATEGIES

  The Fund will invest primarily in common stocks traded on the major U.S. security exchanges. Generally, securities are selected on the basis of their growth potential and are bought and held with long-term goals in view.

  Management considers sales and earnings growth rates, new products or service innovations, current price earnings ratio compared to sales and earnings growth rates, product/service demand, research capability, operating efficiency, the possibility that a disparity exists between the price of a stock and the value of the underlying assets, good management, industry position, business strategy, trading liquidity, trading activity of officers, directors and large stockholders, and protection from competition. The effects of general market, economic, and political conditions are also taken into account in the selection of investments.

  The Fund often focuses on small and midsize companies in earlier stages of development with a market value less than $1 billion which may lead to greater growth potential.

  The Fund's portfolio is diversified and usually consists of 20 - 30 different stocks.

  The Fund's investment advisor takes into consideration the tax implications on shareholders by trying to balance capital gains and losses resulting from portfolio transactions.


PRINCIPAL RISKS

MARKET RISK. Stocks prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund will vary from day to day which means that you could lose money.

DIVERSIFICATION RISK. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single company than funds with more stocks in their portfolios.

GROWTH STOCK RISK. Growth stocks may be more volatile than other types of stocks and may perform different from the market as a whole.

SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings tend to be less predictable and they have a lower survival rate due to smaller financial reserves. Their share prices tend to be more volatile and their securities less liquid than larger, more established companies.

  The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance is not predictive of future performance.

   [Bar chart showing Fund's annual calendar year total returns as follows.]

                                1990   -20.95%
                                1991    33.75%
                                1992     8.80%
                                1993     1.16%
                                1994   -15.57%
                                1995    17.88%
                                1996    11.04%
                                1997    14.91%
                                1998     1.66%
                                1999     3.53%

  Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

  During the periods shown in the bar chart, the highest return for a quarter was 19.32% (quarter ending March 31, 1991) and the lowest return for a quarter was -20.05% (quarter ending September 30, 1990).


           AVERAGE ANNUAL TOTAL RETURNS as of 12/31/99

                                 1 YEAR    5 YEARS   10 YEARS

Eagle Growth Shares              -5.27%     7.69%      3.59%

S & P  500 Index*                21.04%    28.54%     18.20%

*The Standard & Poors 500 (R) Composite Stock Index is a widely recognized unmanaged index of common stock prices.


FEES AND EXPENSES OF THE FUND

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                               SHAREHOLDER FEES
                   (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed
      on Purchases (as a percentage of offering price) .......   8.50%


                        ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from fund assets)

                 Management Fee.....................      .75%
                 Other Expenses.....................     2.01%
                    Administrative Fee..............      .25%
                                                         -----
                 Total Fund Operating Expenses......     3.01%
                                                         =====

EXAMPLE

  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The Example illustrates the expenses that you would pay on a $10,000 investment for the time periods indicated assuming:

               * a 5% annual rate of return
               * redemption at the end of each time period
               * Fund operating expenses remain the same

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------   -------  -------  --------
                      $1,055   $1,633   $2,234    $3,844


FINANCIAL HIGHLIGHTS

  The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 1999 is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual report and semi-annual report are available, without charge, upon request, by writing to the address or by calling the number on the back cover of this prospectus.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

  Eagle Growth Shares, Inc. is an open-end, diversified investment company, established under Maryland law in 1969, whose investment objective is to achieve growth of capital. This goal will be sought by investing in securities which appear to have potential for capital appreciation. The Fund's portfolio will usually be comprised of common stocks of seasoned companies whose prospects are believed by Management to be above average. In addition, the Fund may also own securities of newer, less-seasoned companies, and com-panies representing so-called "special situations" (see below).

  Generally, securities are selected solely on the basis of their growth potential. Management considers a company as an investment candidate for the portfolio if its has a substantial growth rate per quarter versus the same quarter one year earlier, commensurate increases in earnings per share or a high probability of such exist, a new product or service innovation is anticipated to impact on sales or earnings, or the price earnings ratio is less than the growth rate of sales and/or earnings. Each of these criteria may indicate that a stock has growth potential. The advisor seeks stocks with as many of these criteria but does not require that all or any are met prior to investment.

  Other factors used in selecting investments include expanding demand for a company's products or services, new product developments, research capability, increasing operating efficiency, the possibility that a disparity exists between the price of a stock and the value of the underlying assets, good management, industry position, business strategy, trading liquidity, trading activity of officers, directors, and large stockholders, and protection from competition. The effects of general market, economic, and political conditions are also taken into account in the selection of investments.

  The Fund may also own securities of new, less-seasoned companies and companies representing so-called "special situations." The Fund considers "less-seasoned companies" to be those which have a record of less than three years continuous operations, which period may include operations of a predecessor company, and also considers smaller companies to be "less-seasoned" companies. There are no limits on the percentage of total assets that may be invested in special situations. A special situation would involve owning securities that, in the opinion of the Advisor, should enjoy considerably better investor reception in the fairly near future because of an essentially non-recurring development that is either happening or, in the opinion of the Advisor, is likely to happen. Such developments could include, among others, (1) a change in management, (2) discovery of a new or unique product or technological advance with sizable market potential, (3) an acquisition providing unusual opportunity for market enlargement or for operating savings, (4) the adoption of new laws that enhance prospects for an important part of the company's business, or (5) takeovers, restructurings, leveraged buyouts, and reorganizations.

  The Fund's portfolio will be diversified and usually consists of 20 - 30 different stocks which is less than the amount of stocks held by the typical mutual fund. This strategy stems from the belief that there are a limited number of investment ideas available and allows the advisor to focus on companies with the greatest potential for investment return balanced with minimal risk.

  The Fund's investment advisor takes into consideration the tax implications on shareholders by trying to balance capital gains and losses resulting from portfolio transactions. Unexpected declines in securities prices sometimes cause the Advisor to take capital losses. Unexpected increases in securities prices sometimes cause the Advisor to take capital gains. Both of these actions are taken with full consideration given to the Fund's current realized and unrealized gain (loss) position and its tax implications to the shareholder.


POLICIES AND NON PRINCIPAL STRATEGIES

  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Under these conditions, the Fund may place some or all of its assets in cash or cash equivalents in an attempt to preserve capital and avoid potential losses. However, it is possible the Fund may not achieve its investment objective under these circumstances .

  Normally, investments in fixed income securities will not be made except for defensive purposes, and to employ temporarily uncommitted cash balances. In those situations, the Fund will only invest in fixed income securities rated at least A by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

  The Fund's investment advisor endeavors to meet the Fund's objectives but there can be no assurance that the Fund's investments will achieve the advisor's expectations.

  The Fund will not purchase securities of companies if such purchase would cause more than 25% of the Fund's total assets to be invested in the securities of companies in any single industry.

  The investment objective of the Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

  The Fund's portfolio usually has a low turnover ratio because securities are bought and held with long-term goals in view and this normally results in the infrequent replacement of the portfolio's investments. However, the Fund does not regard the frequency of portfolio transactions as a limiting factor in its investment decisions.

  Portfolio securities may be sold without regard to the length of time held when management believes that such securities have reached their maximum performance level, and when the Fund's assets can be more profitably utilized in other investments. To the extent that short-term capital gains are realized, such gains will be taxed to the shareholder as ordinary income.

  The Fund may buy and sell covered (options on securities owned by the Fund) and uncovered (options on securities not owned by the Fund) call and put options which are issued by the Options Clearing Corporation and listed on national securities exchanges. Generally, options would be used either to generate income or to limit the downside risk of a portfolio holding.

  The Fund may buy and sell financial futures contracts and options on such contracts. Futures contracts may be used to implement a number of different hedging strategies.


PRINCIPAL RISKS

  MARKET RISK. Stocks prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund will vary from day to day which means that you could lose money. Political upheaval and social unrest, wars, threat of war, and the numerous factors of the human race have an impact on economic conditions. In turn, this influences the decisions to retain different stocks in the portfolio or to reinvest in the stocks of companies which are better suited to a changing or changed environment. The portfolio may suffer losses in this replacement process.

  DIVERSIFICATION RISK. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single company than funds with more stocks in their portfolios. For example, a portfolio owning 20 stocks of equal value will be influenced twice as much by the fortunes or misfortunes of one company than a portfolio holding 40 stocks of equal value.

  GROWTH STOCK RISK. Growth stocks may be more volatile than other types of stocks and may perform different from the market as a whole. Growth stocks tend to be valued by the market on the future prospects rather than financial strength. A dampening of optimism for the future can negatively effect growth stocks more than other types.

  SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings tend to be less predictable and they have a lower survival rate due to smaller financial reserves. Their share prices tend to be more volatile and their securities less liquid than larger, more established companies. Investments in special situations may pose particular risks. The market price of such securities may be more volatile to the extent that the expected benefits from the non-recurring developments do not materialize. Further, with regard to anticipated corporate restructurings, included among the non-recurring developments of special situations, securities issued to finance such restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructurings.


PURCHASE OF SHARES

  Shares of the Fund are continuously offered at the public offering price, which is equal to the net asset value of the shares plus the applicable sales charge (see below). Shares may be purchased by completing the Fund Account Application Form which should be remitted together with payment for the shares to Firstar Bank, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115. Investors who are interested in purchasing shares may also contact the Fund at 1-800-749-9933. Purchases can also be made through investment dealers who have sales agreements with Baxter Financial Corporation, the Fund's underwriter. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interests of economy and convenience, certificates for shares of stock will not be issued except upon written request of the shareholder. Certificates for fractional shares will not be issued.

  Once an account is established, subsequent investments should be sent to Firstar Bank, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned.

  The minimum initial investment and minimum account balance for the Fund is $500 and there is no minimum investment amount for subsequent purchases.
The Fund retains the right to waive the minimum initial investment at its discretion.

  Shareholders who participate in the Group Discount Privilege, Automatic Investment Plan and Check Withdrawal Plan will receive confirmations of purchases and redemptions of Fund shares on a quarterly basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


COMPUTATION OF NET ASSET VALUE

  The price of Fund shares is based on the Fund's net asset value. The Fund's net asset value is determined using the market price of the Fund's investment securities .

  Net asset value is calculated as of the close of the New York Stock Exchange, generally 4:00 p.m., New York City time, on each day the New York Stock Exchange is open for trading.

  Your purchase price is made at the public offering price, which is equal to the net asset value next determined after receipt of a purchase order together with payment for the shares plus applicable sales charges as shown in the table below. In addition, new accounts must include a completed account application. Purchases of $100,000 or more may be made at net asset value, without the imposition of a sales charge.

  The public offering price is computed once daily as of the close of the New York Stock Exchange for each day the New York Stock Exchange is open.
Orders for shares of the Fund received by dealers prior to the close of the New York Stock Exchange are confirmed at the offering price next calculated as of the close of the New York Stock Exchange, provided the order is received by the underwriter prior to that time. (It is the responsibility of the dealers to transmit such orders so that they will be received by the underwriter prior to the close of the New York Stock Exchange). Orders received by dealers subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day.

  The following table shows the sales charges applicable to purchases of Fund shares.
                                                  Sales Charge as
                                                    a % of the:
                                                -------------------
                                                Amount     Offering
           Purchases of                        Invested      Price
           ----------------------------------- --------    --------
           $   9,999 or less..................  9.29%        8.50%
           $  10,000-$24,999, inclusive.......  8.40         7.75
           $  25,000-$49,999, inclusive.......  6.66         6.25
           $  50,000-$99,999, inclusive.......  4.17         4.00
           $ 100,000 or more..................  0.00         0.00

  The above scale is applicable to purchases of Fund shares and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made at one time by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Internal Revenue Code, may purchase shares at one-half the sales charges listed above.

  In addition, lower sales charges may be achieved by using any of the following special purchase plans:

               * Letter of Intent
               * Right of Accumulation
               * Group Discount Privilege

Also available from the Fund are the following privileges you may wish to utilize:

               * Automatic Investment Plan
                 This plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts.

               * Check Withdrawal Plan
                 A convenient method whereby a monthly or a quarterly check will be mailed to you at no charge.

  Complete details regarding these special purchase plans and privileges may be obtained by writing or calling the Fund, or by obtaining a copy of the Statement of Additional Information.

  Shares of the Fund may also be purchased at net asset value, without sales charge, by persons who are members of a group which is not organized for the sole purpose of purchasing shares of the Fund and which meets the following criteria:

               1. Group investments must be sent directly to the fund's
                  custodian at the address shown under "Purchases of Shares" by a common remitter which is bonded as well as licensed and regulated by a state regulatory agency;

               2. The group must include at least 750 members or participants;

               3. Remittances on behalf of the group must be made at least once per month; and

               4. The common remitter must have a written agreement with each participant or member of the group governing the remittance of the investor's funds.

  Investments in the Fund on behalf of group participants will be made at the net asset value of the shares of the Fund calculated next after receipt by the Fund's custodian of the investors' funds sent by the common remitter.

  The Fund's $500 minimum initial investment and minimum account balance shall be waived for shareholders who are active participants in a group purchase plan approved by the Fund, since shareholders participating in such plans generally make smaller investments on a regular basis.

  Shareholders with inactive accounts below the $500 minimum account balance who receive notice of redemption for the first time from the Fund may purchase shares without the imposition of a sales charge in an amount sufficient to meet the minimum account balance.

  The Fund reserves the right to terminate the privileges to invest in Fund shares at net asset value without sales charge at any time after 60 days written notice to the investors affected thereby. The Fund reserves the right to terminate the policy to waive the Fund's minimum initial investment and minimum account balance at any time after 60 days written notice to the investors affected thereby.


ACCOUNT REINSTATEMENT PRIVILEGE

  A stockholder may, after he has liquidated any of his shares of the Fund on written request to the Fund, reinstate his account without payment of any additional sales charge, at net asset value next calculated after receipt of the reinstatement request, provided that he meets the qualifications listed below. The Account Reinstatement Privilege may be exercised only once except with respect to shares held under an Eagle Growth Shares Investing Program, and the amount reinvested may not exceed the amount of the redemption proceeds received on the liquidation of such shares. In addition, the reinstatement must be completed within thirty days after the liquidation.

  A liquidation of Fund shares is considered a sale under the Internal Revenue Code and the "wash sale" provisions of Section 1091 of the Code will be applicable to an account reinstatement if the cost of the liquidated shares exceeds the proceeds of liquidation.


TAX SHELTERED PLANS

  The Fund makes available through its underwriter the following Individual Retirement Accounts (IRA):
                          * Regular IRA
                          * Roth IRA
                          * SIMPLE IRA
                          * SEP-IRA

  For self-employed individuals, partnerships, and corporations there is available through the Fund a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service.

  Forms to establish any of the above plans are available from the Fund or Baxter Financial Corporation.


REPURCHASE AND REDEMPTION OF SHARES

  Shares may be resold to the Fund or presented for redemption. Shares for which certificates have been issued will be repurchased by Baxter
Financial Corporation, the Fund's underwriter, if they are properly tendered (see below) through an authorized dealer. The repurchase price received by the investor will be the net asset value of such shares next calculated after receipt by Baxter Financial Corporation of the repurchase order. If the order for repurchase of Fund shares is received by the dealer prior to the close of the New York Stock Exchange and received by Baxter Financial Corporation prior to that time, the shares will be repurchased at the price calculated as of the close of the New York Stock Exchange on that day.

Where certificates are tendered for repurchase through a dealer, neither the Fund nor Baxter Financial Corporation charges any fee on the transaction; however, the dealer may charge the shareholder a fee for executing the order.

  Shares of the Fund for which no certificates have been issued (those held by American Data Services, Inc. ("ADS") and shares for which certificates have been issued may be redeemed by mailing a written request for redemption to American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Where certificates have been issued they must accompany the investor's written redemption request. The value of shares tendered for redemption shall be equal to the net asset value of such shares next calculated after receipt by ADS of a proper written redemption request.

  Shares for which certificates have been issued which are presented for redemption or repurchase must be duly endorsed by the registered owner(s) with signatures guaranteed by a member firm of the New York Stock Exchange or a regional stock exchange, by a trust company, by a commercial bank, by an overseas bank with a New York City correspondent, by certain credit unions, or by certain savings associations. Also, written requests for redemption of shares for which certificates have not been issued must be signed and have signatures guaranteed in the same manner. Any questions regarding which institutions may guarantee signatures should be directed to American Data Services, Inc. at 1-800-525-6201.

  The redemption or repurchase price will depend on the prevailing market prices of the portfolio securities owned by the Fund (at the time the applicable redemption proceeds are calculated) and, therefore, may be more or less than the purchase price. The Fund's policy is to pay promptly when shares are presented for redemption. Payment will be made within seven days after the date of tender except when exchanges are closed or an emergency exists. The Fund has reserved the right to redeem Fund shares in kind rather than in cash should this be necessary in accordance with the applicable rules of the Securities and Exchange Commission.

  The Fund  reserves the right, after sending the shareholder at least sixty
(60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six
(6) months preceding the notice of redemption and the total value of the holder's shares does not exceed the Fund's $500 minimum account balance as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Shareholders who receive notice of redemption for the first time may purchase shares of the Fund at net asset value without paying any sales charge, in the amount necessary to bring the account balance up to the minimum within the required time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES

  The Fund's policy is to pay all of its earnings out to shareholders annually on approximately December 31 each year as dividends and capital gain distributions.

  Dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Shareholders pay Federal income taxes at capital gains rates on realized long-term capital gains which are distributed to them, whether or not reinvested in the Fund.

  Advice as to the tax status of each year's dividends and distributions will be mailed to shareholders annually. Dividends and capital gains distributed in January ordinarily will be included in the shareholder's income for the previous year. Shareholders may elect to receive income dividends and capital gains distributions in additional shares of the Fund at net asset value, or to take cash.

  Shareholders who sell Fund shares will realize a gain or loss on those shares based on the difference between the purchase price and the sale price of each share. For shares held less than one year, your gain or loss is considered to be short term and is taxable as ordinary income. For shares held longer than one year, your gain or loss is considered to be long term and is taxable at your capital gains rate.


MANAGEMENT OF THE FUND

  Baxter Financial Corporation ("BFC" or the "Advisor") is employed by the Fund to furnish investment advisory services to the Fund. Donald H.
Baxter, who is President, Treasurer, Director, and sole stockholder of the Advisor, is also responsible for selecting brokers and executing Fund portfolio transactions; and may effect securities transactions with brokers who have sold shares of the Fund. Mr. Baxter is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and of Philadelphia Fund, Inc., a registered investment company. BFC also serves as investment advisor to institutional and individual investors, including Philadelphia Fund, Inc.

  For the fiscal year ended November 30, 1999, the Fund paid BFC total advisory fees equal on an annual basis to .75% of the average net assets.


PERFORMANCE

  Total return data may from time to time be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested at the beginning of a stated period, from which the maximum sales load is deducted, to the ending redeemable value of the investment. Standardized total return also includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and (2) May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented along with standardized figures. Such quotations may reflect investment at reduced sales charge levels or at net asset value without the imposition of a sales load. Any quotation of total return would be higher if it does not reflect the maximum sales charge or any voluntary expense reimbursements.

  The Fund may also advertise its investment performance by comparison to market indices such as the S&P Index and to mutual fund indices such as those reported by Lipper Analytical Services, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth Funds" Category) or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objective.

FUND
SERVICE
PROVIDERS

INVESTMENT ADVISOR, ADMINISTRATOR, AND DISTRIBUTOR

Baxter Financial Corporation
1200 North Federal Highway, Suite 424
Boca Raton, Florida  33432


CUSTODIAN

Firstar Bank, N.A.
P.O. Box 640115
Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

American Data Services, Inc.
150 Motor Parkway
Suite 109
Hauppauge, NY 11788


LEGAL COUNSEL

Stradley, Ronon, Stevens & Young
Great Valley Corporate Center
30 Valley Stream Parkway
Malvern, PA  19355


AUDITORS

Briggs, Bunting & Dougherty, LLP
2 Logan Square, Suite 2121
Philadelphia, PA  19103
                                       11